UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 4, 2010
Date of report (Date of earliest event reported)

Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
(Address of principal executive offices, including zip code)

(952) 564-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On January 4, 2010, our compensation committee (1) set the annual base salaries of our executive officers for 2010 and (2) established a senior management bonus plan for 2010.

2010 Base Salaries

The compensation committee has set annual base salaries for our executive officers for 2010 at the following levels:

Name and Position of Executive Officer	2010 Base Salary
James Granger
President, Chief Executive Officer and Director	$250,000
Scott Koller
Executive Vice President and Chief Operating Officer	$250,000
Darin P. McAreavey
Vice President and Chief Financial Officer	$192,500

2010 Senior Management Bonus Plan

The compensation committee also established a senior management bonus plan under which certain members of our senior management team who are ineligible to participate in our profit-sharing bonus program for associates and who are not commissioned salespeople, may be eligible for non-equity incentive awards if certain performance targets set by the compensation committee are achieved under such plan for 2010.  Bonuses under the 2010 senior management bonus plan will be based 50 percent upon the company's annual gross revenue and 50 percent upon the company's Adjusted EBITDA, which will be calculated based upon the company's accounting practices, consistently applied and upon GAAP standards applicable to the company.  "Adjusted EBITDA" as used by the compensation committee equals the company's earnings before all interest, tax, depreciation, amortization and FAS123R expenses but after payment of non-equity based employee bonuses.

The following chart sets forth the target bonus under the 2010 senior management bonus plan for each of our eligible executive officers.

Name and Position of Executive Officer	2010 Target Bonus
James Granger
President, Chief Executive Officer and Director	$235,000
Scott Koller
Executive Vice President and Chief Operating Officer	$75,000
Darin P. McAreavey
Vice President and Chief Financial Officer	$60,000

The foregoing discussion of the 2010 senior management bonus plan is qualified in its entirety by reference to the plan itself, which is attached as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 5.02(e).

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           See "Exhibit Index."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2010	Wireless Ronin Technologies, Inc. By: /s/ Scott N. Ross Scott N. Ross Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit
Number                                Description

10	2010 Senior Management Bonus Plan.